STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
STATEMENTS OF OPERATIONS
General and administrative expenses (includes director fees in the amount of $6, $10 and $7, for the years 2023, 2022 and 2021, respectively)	$ 38	$ 41	$ 43
Operating loss	(38)	(41)	(43)
Financial income, net	100	56	3
Net profit (loss)	$ 62	$ 15	$ (40)
Per share data
Basic and diluted profit (loss)	$ 0.049	$ 0.012	$ (0.032)
Number of outstanding shares used in computing profit (loss) per ordinary share
Basic and diluted	1,255,640	1,255,640	1,255,640